                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 25, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                      001-13533               74-2830661
-------------------------------   ---------------------   ---------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 1--Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Extensions of Existing Wachovia Facilities

On May  25,  2007,  NovaStar  Financial,  Inc.  and  certain  of its  affiliates
(collectively,  "NovaStar") entered into short-term extensions of three existing one-year Master Repurchase  Agreements with Wachovia Bank, NA and certain of its affiliates  (collectively  "Wachovia").  One facility sets forth the terms under which  certain  NovaStar  entities may sell and  Wachovia  may purchase  certain mortgage  securities  and  another  sets  forth the terms  under  which  certain
NovaStar  entities may sell and Wachovia may purchase certain mortgage loans, in each case against an  obligation of the relevant  NovaStar  entity to repurchase the  mortgage  loans or mortgage  securities  purchased  by  Wachovia.  NovaStar
Financial,  Inc. and certain of its subsidiaries have guaranteed the obligations under these facilities. The third facility is a Master Repurchase Agreement that provides a borrowing  capacity of $1 million as required for certain  regulatory purposes.  The termination  date of all of these facilities was extended to June
1, 2007.  In addition to the  financing  facilities  described  in this  Current
Report,   Wachovia   routinely   engages  in  other  ordinary  course  financial
transactions  with  NovaStar,   including  but  not  limited  to  acting  as  an
underwriter for certain securitizations sponsored by NovaStar.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  May 31, 2007                    /s/ Gregory S. Metz
                                       -----------------------------------------
                                       Gregory S. Metz
                                       Chief Financial Officer

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